UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020

MERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on
which registered
Common Stock, $1 Par Value	MTOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2020, Jeffrey A. Craig notified the Board of Directors of Meritor, Inc. (the “Company”) that he intends to step down as the Company’s Chief Executive Officer and President effective February 28, 2021. At that time, Mr. Craig will transition to the role of Executive Chairman of the Board. Chris Villavarayan, the Company’s Executive Vice President and Chief Operating Officer, has been selected to succeed Mr. Craig as the Company’s Chief Executive Officer and President upon the effectiveness of Mr. Craig’s resignation, and will also become a member of the Board. The Company’s current Chairman, William R. Newlin, will become Lead Director of the Board as part of this transition plan.

The Company’s press release announcing the foregoing transition plan is attached hereto as Exhibit 99-a and is incorporated herein by reference.

Mr. Villavarayan has served as the Company’s Executive Vice President and Chief Operating Officer since January 2020. Mr. Villavarayan has also held various positions within the Company since June 2000, including: Senior Vice President and President, Global Truck from January 2018 to January 2020; Senior Vice President and President, Americas from February 2014 until January 2018; Vice President of Global Manufacturing and Supply Chain Management from June 2012 until February 2014; Managing Director of Meritor India and CEO of Meritor HVS (India) Limited and Automotive Axles Ltd. from December 2009 until June 2012; General Manager of European Operations and Worldwide Manufacturing Planning and Strategy from June 2007 until December 2009; Director of Manufacturing Performance Plus from November 2006 until June 2007; Regional Manager of Continuous Improvement from July 2005 until November 2006; Industrialization Project Manager from September 2001 until July 2005; and Site Manager of Meritor St. Thomas, Ontario facility from June 2000 until September 2001. There are no relationships or arrangements regarding Mr. Villavarayan that are required to be disclosed pursuant to Item 401(b), 401(d) or 404(a) of Regulation S-K and Mr. Villavarayan was not selected as a member of the Board pursuant to any arrangement or understanding between him and any person other than the Company.

The Company is currently reviewing Mr. Craig’s and Mr. Villavarayan’s compensation arrangements in connection with the foregoing transition plan and will disclose any material changes thereto in an amendment to this Form 8-K following their effectiveness.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99-a	Press Release dated November 5, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERITOR, INC.
(Registrant)

Date: November 5, 2020	By:	/s/ Hannah S. Lim-Johnson
Hannah S. Lim-Johnson
Senior Vice President, Chief Legal Officer &
Corporate Secretary